UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2009

NEXTWAVE WIRELESS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-51958	20-5361360
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

13050 Science Center Drive, Suite 210 San Diego, California 92121
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:(858) 480-3100

12670 High Bluff Drive San Diego, California 92130
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Conditions.

On March 12, 2009, NextWave Wireless Inc. (the “Company”) filed with the Securities and Exchange Commission a Notification of Late Filing (the “Form 12b-25”) under Rule 12b-25 of the Securities Exchange Act of 1934, relating to its Annual Report on Form 10-K for the fiscal year ended December 27, 2008.

The Form 12b-25 contains preliminary financial information relating to the fiscal year ended December 27, 2008. The Company anticipates reporting a net loss of approximately $430 million for the year ended December 27, 2008, as compared to a net loss of $320.1 million for the year ended December 29, 2007. As a result of activities undertaken in connection with the Company’s global restructuring initiative, the Company will report the results of operations of its Networks segment, including its former GO Networks, IPWireless and Cygnus subsidiaries, and its Global Services and NextWave Network Product Support strategic business units, and its Semiconductor and WiMax Telecom businesses, as discontinued operations. Going forward, the Company’s business will be organized into two reportable business segments: Multimedia and Strategic Initiatives. The Company anticipates reporting total revenues from continuing operations for 2008 of approximately $63 million, as compared to total revenues from continuing operations of $36.3 million for 2007, consisting entirely of revenues generated by the Company’s Multimedia segment.

In connection with the implementation of its global restructuring initiative, during 2008, the Company terminated 404 employees worldwide and vacated six leased facilities. As a result, the Company anticipates reporting approximately $8 million in employee termination costs, approximately $3 million in lease liabilities and related closure costs and approximately $5 million in other related costs, including contract termination costs, selling costs and legal fees. In addition, in connection with the implementation of the Company’s global restructuring initiative, it reviewed its long-lived assets for impairment and determined that indicators of impairment were present for certain long-lived assets. The Company performed an impairment assessment of these assets and concluded that the carrying value of certain of the assets exceeded their fair value. Accordingly, during 2008, the Company anticipates reporting an asset impairment charge of approximately $170 million, which is included in the estimated net loss for 2008 disclosed above.

Item 2.05	Costs Associated with Exit or Disposal Activities.

In the Company’s Quarterly Report on Form 10-Q for the quarter ending September 27, 2008, the Company previously disclosed costs incurred as a result of its implementation of a global restructuring initiative, pursuant to which the Company has divested, either through sale, dissolution or closure, its network infrastructure businesses, and will, among other things, divest its semiconductor business, pursue the sale of certain of its other businesses and assets and complete other cost reduction actions. In the fourth quarter of fiscal year 2008, the Company incurred additional costs resulting from the implementation of its global restructuring initiative, including additional employee termination costs of approximately $3 million and additional lease abandonment charges and other restructuring costs of $5 million.

Item 2.06	Material Impairments.

In the Company’s Quarterly Report on Form 10-Q for the quarter ending September 27, 2008, the Company previously disclosed asset impairment charges recognized as a result of its implementation of its global restructuring initiative. The Company anticipates recognizing additional asset impairment charges in the fourth quarter of fiscal year 2008 related to its wireless spectrum licenses in Argentina and Chile, its office building in Nevada and the equipment contained therein, leasehold improvements at vacated facilities and equipment of divested businesses of up to approximately $30 million.

Item 8.01 Other Events.

The Company’s Form 12b-25, which is filed as Exhibit 99.1 to this Form 8-K, is incorporated herein by reference.

Forward-Looking Statements:

Items 2.02, 2.05, 2.06 and 8.01 of this Form 8-K contains disclosures that are forward-looking statements that are subject to risks and uncertainties. All statements other than statements of historical facts are forward-looking statements. These statements, which represent our expectations or beliefs concerning various future events, may contain words such as “may,” “will,” “expects,” “anticipates,” “intends,” “plans,” “believes,” “estimates,” or other words of similar meaning in connection with any discussion of the timing and value of future results or future performance. These forward-looking statements are based on the current plans and expectations of management of the Company and are subject to certain risks, uncertainties (some of which are beyond the control of management) and assumptions that could cause actual results to differ materially from historical results or those anticipated. These risks include, but are not limited to:

•

the Company’s financial results for 2008, as presented below, are preliminary in nature and are subject to the completion of the Company’s financial statement close and reporting process and the completion of the audit performed by the Company’s independent registered public accounting firm;

•

as the Company’s final Board-approved annual operating plan for 2009 has not yet been provided to its independent registered public accounting firm, the Company is not in a position to determine whether the report of the Company’s independent registered public accounting firm on the 2008 consolidated financial statements will contain an explanatory paragraph indicating substantial doubt about the Company’s ability to continue as a going concern. The inclusion of such a paragraph would constitute a default under the Company's secured notes, which would allow the Company’s secured note holders to accelerate payment of the principal and accrued but unpaid interest thereon if the majority in principal amount of any such series of notes determines to take such action and if the Company cannot obtain a timely waiver from the note holders;

•

the Company’s failure to timely deliver a new operating budget approved by the Board of Directors to the holders of its secured notes is an existing default under its 7% Senior Secured Notes due 2010 (the “Senior Notes”) and Senior-Subordinated Secured Second Lien Notes due 2011 (the “Second Lien Notes”), with the potential consequences described above if the Company were to receive notice of acceleration, unless the Company is successful in obtaining a waiver of such default;

•

as a result of the deficiencies in internal control over financial reporting related to the accounting for deferred tax attributes associated with the Company’s wireless spectrum assets and debt redemptions made during the fourth quarter, the Company and its independent registered public accounting firm may conclude that a material weakness in the Company’s internal control over financial reporting exists at December 27, 2008;

•	the Company’s ability to successfully complete its global restructuring initiative announced in the fourth quarter of 2008 is crucial to its ability to continue as a going concern;
•	the Company is highly leveraged and its operating flexibility will be significantly reduced by its debt covenants;
•

the terms of the Company’s Senior Notes and Second Lien Notes require it to certify as to the Company’s cash balances, comply with a restrictive operating budget and meet asset sale targets and any failure to comply with these terms will have adverse economic consequences;

•

the Company’s ability to retire its debt on or prior to maturity dates starting in 2010 will require the Company to successfully sell a substantial portion of its domestic and international spectrum assets and if such sales are not successful the Company may be unable to refinance its debt due to its financial condition and global economic conditions;

•

the failure of the Company’s Multimedia segment to sustain and grow its business in the current challenging economic climate may adversely impact the Company’s ability to comply with its operating budget and will have an adverse effect on its business;

•	the Company’s common stock could be delisted from the NASDAQ Global Market if its stock price continues to trade below $1.00 per share; and
•	changes in government regulations or global economic conditions could affect the value of the Company’s wireless spectrum assets.

There may also be other factors that cause the Company’s actual results to differ materially from the forward-looking statements.

Because of these factors, we caution you that you should not place any undue reliance on any of our forward-looking statements. These forward-looking statements speak only as of the date of this Form 8-K and you should understand that those statements are not guarantees of future performance or results. New risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect us. Except as required by law, we have no duty to, and do not intend to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notification of Late Filing on Form 12b-25.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 13, 2009

NEXTWAVE WIRELESS INC.

By:	/s/ Francis J. Harding
Francis J. Harding Executive Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notification of Late Filing on Form 12b-25.